UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

SOMERSET HILLS BANCORP

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOMERSET HILLS BANCORP

155 Morristown Road
Bernardsville, New Jersey 07924

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on April 19, 2012

          NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Annual Meeting”) of the holders of shares of Common Stock (the “Common Stock”) of Somerset Hills Bancorp (the “Company”), the holding company for Somerset Hills Bank (the “Bank”), will be held at The Grain House, 225 Route 202, (Please note new location) Basking Ridge, New Jersey, on April 19, 2012 at 9:30 a.m. for the purpose of considering and voting upon the following matters, all of which are more completely set forth in the accompanying Proxy Statement:

1.	The election of two (2) directors of the Company to serve for the terms described in the proxy statement or until their successors are elected and shall qualify;

2.	To approve the 2012 Equity Incentive Plan;

3.	To ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012; and

4.	Such other business as shall properly come before the Annual Meeting.

          Only shareholders of record at the close of business on March 2, 2012 will be entitled to vote at the Annual Meeting.

          You are requested to fill in, sign, date and return the enclosed proxy promptly, regardless of whether you expect to attend the Annual Meeting. A postage-paid return envelope is enclosed for your convenience.

          If you are present at the Annual Meeting, you may vote in person even if you have already returned your proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Jeanne G. Hagen Corporate Secretary

Bernardsville, New Jersey
March 19, 2012

IMPORTANT-PLEASE MAIL YOUR PROXY PROMPTLY

You are urged to sign and return the enclosed Proxy promptly in the envelope provided so that there may be sufficient representation at the Annual Meeting.

          Important notice regarding the availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 19, 2012. Our Proxy Statement and Annual Report to Shareholders are also available online at http://www.cfpproxy.com/5074

SOMERSET HILLS BANCORP PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 19, 2012

          This Proxy Statement is being furnished to shareholders of Somerset Hills Bancorp in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of stockholders to be held on April 19, 2012 at 9:30 a.m., at The Grain House, 225 Route 202, Basking Ridge, New Jersey.

About the Annual Meeting

          Why have I received these materials?

          The accompanying proxy, being mailed to shareholders on or about March 19, 2012, is solicited by the Board of Directors (referred to throughout this Proxy Statement as the “Board”) of Somerset Hills Bancorp, Inc. (referred to throughout this Proxy Statement as the “Company” or “we”), the holding company for Somerset Hills Bank, in connection with our Annual Meeting of stockholders that will take place on Thursday, April 19, 2012. You are cordially invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

          Who is entitled to vote at the Annual Meeting?

          Holders of Common Stock of the Company (the “Common Stock”) as of the close of business on March 2, 2012, will be entitled to vote at the Annual Meeting. On March 2, 2012, there were outstanding and entitled to vote 5,336,172 shares of Common Stock, each of which is entitled to one vote with respect to each matter to be voted on at the Annual Meeting.

          How do I vote my shares at the Annual Meeting?

          If you are a “record” shareholder of Common Stock (that is, if you hold Common Stock in your own name as of March 2, 2012 in the Company’s stock records maintained by our transfer agent, Registrar and Transfer Company), you may complete and sign the accompanying proxy card and return it to the Company or deliver it in person.

          “Street name” shareholders of Common Stock (that is, shareholders who hold Common Stock through a broker or other nominee) who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares and follow the voting instructions on such form.

          Can I change my vote after I return my proxy card?

          Yes. After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a notice of revocation or a proxy bearing a later date. You may change your vote either by submitting a proxy card prior to the date of the Annual Meeting or if you are a “record” holder of the Common Stock by voting in person at the Annual Meeting.

          What constitutes a quorum for purposes of the Annual Meeting?

          The presence at the Annual Meeting in person or by proxy of the holders of a majority of the voting power of all outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

          Why is it important to vote my shares?

          Under NYSE rules, if you hold your shares in a brokerage account and YOU do not vote your shares on Proposal 1-Election of Directors, your brokerage firm can not vote them for you and your shares will remain un-voted. This may cause the Company not to have a quorum at the Annual Meeting. Therefore, it is VERY IMPORTANT that you vote your shares for all proposals, including the election of directors.

          What vote is required to approve each item?

          The election of directors at the Annual Meeting requires the affirmative vote of a plurality of the votes cast at the Annual Meeting by shares represented in person or by proxy and entitled to vote for the election of directors. The approval of the 2012 Equity Incentive Plan requires a majority of votes cast at the Annual Meeting by shares represented in person or by proxy. The ratification of the appointment of the independent registered public accountants requires the affirmative vote of a majority of the votes cast at the Annual Meeting by shares represented in person or by proxy.

Summary of the Proposals

          How does the Board recommend that I vote my shares?

          Unless you give other instructions on your proxy card, the persons named as proxies on the card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

▪	FOR the directors’ nominees to the Board of Directors; and
▪	FOR approval of the 2012 Equity Incentive Plan; and
▪	FOR ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012.

          With respect to any other matters that properly come before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion in the best interest of the Company. At the date this Proxy Statement went to press, the Board of Directors had no knowledge of any business other than that described in this proxy statement that would be presented for consideration at the Annual Meeting.

          Why is the Company proposing to adopt the 2012 Equity Incentive Plan?

          The Board of Directors firmly believes that management should have an equity stake in the Company and that equity should be a significant part of management’s compensation. The Board believes that this will ensure that the interests of management and the shareholders are closely aligned. Therefore, the Board has previously recommended, and the shareholders have approved, other plans providing equity compensation for members of management. However, substantially all of the awards available for grant under these plans have been granted. We believe we will continue to grow and will need to attract and retain additional members of management and qualified employees. Without the adoption of Proposal 2, the Company will not be able to offer equity compensation as a recruitment and retention tool. We believe this will place the company at a competitive disadvantage. The Board is therefore proposing the 2012 Equity Incentive Plan to the shareholders, and recommends shareholder approval.

          Who will bear the expense of soliciting proxies?

          The Company will bear the cost of soliciting proxies. In addition to the solicitation by mail, proxies may be solicited personally or by telephone, facsimile or electronic transmission by our employees. We may reimburse brokers holding Common Stock in their names or in the names of their nominees for their expenses in sending proxy materials to the beneficial owners of such Common Stock.

PROPOSAL 1
ELECTION OF DIRECTORS

          The By-Laws of the Company provide that the number of Directors shall not be less than one or more than 25 and permit the exact number to be determined from time to time by the Board of Directors. Our Certificate of Incorporation provides for a Board of Directors divided into three classes. For 2012, there are two nominees for Director.

          The Board of Directors of the Company has nominated for election to the Board of Directors the persons named below, each of whom is currently serving as a member of the Board. If elected, each nominee will serve until the 2015 annual meeting of stockholders and until his replacement has been duly elected and qualified. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected.

          Mr. Desmond Lloyd, whose term expires in 2012, has served as a Director since the Bank’s inception in 1998. In accordance with the established by laws of the Company, the mandatory retirement age for a director is age 72. Therefore, Mr. Lloyd may not stand for re-election to the Board since he has attained the mandatory retirement age. We would like to thank Mr. Lloyd for his dedication, loyalty and significant contributions to Somerset Hills Bank over the last fourteen years.

          The following table sets forth the names, ages, principal occupations, and business experience for all nominees, as well as their prior service on the Board. Each nominee is currently a member of the Board of Directors of the Company. Unless otherwise indicated, principal occupations shown for each Director have extended for five or more years.

NOMINEES FOR ELECTION

Name and Position with Company	Age	Principal Occupation for Past Five Years	Term of Office Since(1) - Expires

William F. Keefe Director	53	Senior Portfolio Manager, TSP Capital Management Group; formerly Executive Vice President and Chief Financial Officer, First Morris Bank and Trust	2009 - 2015

Stewart E. McClure, Jr. Director, Vice Chairman, President, Chief Executive Officer and Chief Operating Officer	61	President, Chief Executive Officer and Chief Operating Officer of the Company, President, Chief Executive Officer and Chief Operating Officer of the Bank	2001 – 2015

(1) Includes prior service on the Board of Directors of the Somerset Hills Bank.

DIRECTORS WHOSE TERMS CONTINUE BEYOND THE 2012 ANNUAL MEETING

Name and Position with Company	Age	Principal Occupation for Past Five Years	Term of Office Since(1) - Expires

Gerald B. O’Connor Director	69	Senior Partner, O’Connor, Parsons & Lane, LLC (law firm)	1998-2013

M. Gerald Sedam, II Director	69	Retired Partner, Beck, Mack & Oliver (investment management firm)	1998-2013

Edward B. Deutsch, Esq. Chairman of the Board	65	Managing Partner, McElroy, Deutsch, Mulvaney & Carpenter, LLP (law firm)	1998-2014

Thomas J. Marino Director	64	Managing Partner and CEO, J.H. Cohn, LLP (accounting and consulting firm)	2003-2014

Jefferson W. Kirby Director	50	Managing Member of Broadfield Capital Management, LLC (investment management firm)	2008-2014

(1) Includes prior service on the Board of Directors of the Somerset Hills Bank.

          No Director of the Company, other than Mr. Jefferson W. Kirby, is also a director of a company having a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940. Mr. Kirby is the Chairman of the Board of Alleghany Corporation, a company whose common stock is registered under Section 12 of the Securities Exchange Act of 1934.

          The Company encourages all directors to attend the Company’s annual meeting. Other than Messrs. Sedam, Marino and O’Connor, the Company’s directors attended the 2011 annual meeting.

Required Vote

          DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING WHETHER IN PERSON OR BY PROXY.

Recommendation

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES SET FORTH ABOVE.

PROPOSAL 2
APPROVAL OF 2012 EQUITY INCENTIVE PLAN

          The Board of Directors has approved for submission to the shareholders the Somerset Hills Bancorp 2012 Equity Incentive Plan (the “Plan”), set forth as Exhibit A to this proxy statement. The Plan authorizes the Company to issue stock options for the purchase of shares of the Company’s common stock or grants of restricted common stock to eligible participants. Stock options granted under the Plan may be incentive stock options or non-qualified stock options.

Introduction

          The Board of Directors firmly believes that management and employees should have an equity stake in the Company and that equity should be a significant part of management’s compensation. The Board believes that this will ensure that the interests of management and the shareholders are closely aligned. Although shareholders have previously approved other plans providing for equity compensation for management, substantially all of the permitted grants under these plans have been awarded. Therefore, the Board has unanimously recommended and submitted for shareholder approval the Plan. The Company believes that the Plan will improve the Company’s ability to attract and retain talented management and other qualified employees.

Types of Awards

          The Plan provides for the grant of incentive stock options (“ISOs”), non-qualified stock options and restricted stock awards.

Administration

          The Plans will be administered by the Board of Directors, which will have power to (i) designate the participants to receive awards, and (ii) determine the number of shares subject to each award, the date of grant and the terms and conditions governing the awards, including any vesting schedule. In addition, the Board is charged with the responsibility of interpreting the Plan and making all administrative determinations thereunder. Options granted under the Plans may be ISOs, subject to the requirements of the Code, or non-qualified options. In addition, grants of restricted stock may be made under the Plan.

Eligibility

          Management officials of the Company and/or the Bank, including employees, officers, non-employee directors, advisors, consultants and other service providers to the Company and/or Bank are eligible to receive options under the Plans.

Shares Subject to the Plan

          The Plan covers awards of up to 150,000 shares of the Company’s common stock. Under the Plan, the number and price of shares available for grant and the number of shares covered by stock options will be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other changes in the common stock.

Term of Options

          Options granted under the Plan will have maximum terms of ten (10) years, subject to earlier termination of the options as provided by the Plan.

Exercise Price of Options

          Options granted under the Plan as ISO’s are to be granted at an exercise price of not less than 100% of the fair market value of the Company’s common stock on the date of the grant. However, if the optionee owns stock possessing more than 10% of the total combined voting power of all classes of the Company’s common stock, the purchase price per share of common stock deliverable upon the exercise of each option shall not be less than 110% of the fair market value of the common stock on the date of grant or the par value of the common stock, whichever is greater. All non-qualified options must have an exercise price of at least 100% of fair market value on the date of grant. Fair market value is to be determined by the Board of Directors in good faith.

Restricted Stock Awards

          Eligible participants chosen to receive restricted stock awards under the Plan will be granted shares of the Company’s common stock, subject to forfeiture in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award.

Tax Consequences

          The options granted under the Plan should be considered as having no readily ascertainable fair market value at the time of grant because the options are not tradable on an established market. Because of this, for federal income tax purposes, no taxable income results to the optionee upon the grant of an option. If the option is an ISO, upon the issuance of shares to the optionee upon the exercise of the option, there is also no taxable income, assuming compliance with certain holding periods. Correspondingly, no deduction is allowed to the Company upon either the grant or the exercise of an ISO.

          If shares acquired upon the exercise of an ISO are not disposed of either within the two-year period following the date the option is granted or within the one-year period following the date the shares are issued to the optionee pursuant to exercise of the option, the difference between the amount realized on any disposition thereafter and the option price will be treated as a long-term capital gain or loss to the optionee. If a disposition occurs before the expiration of the requisite holding periods, then the lower of (i) any excess of the fair market value of the shares at the time of exercise of the option over the option price or (ii) the actual gain realized on disposition, will be deemed to be compensation to the optionee and will be taxed at ordinary income rates. In such event, the Company will be entitled to a corresponding deduction from its income, provided the Company withholds and deducts as required by law. Any such increase in the income of the optionee or deduction from the income of the Company attributable to such disposition is treated as an increase in income or a deduction from income in the taxable year in which the disposition occurs. Any excess of the amount realized by the optionee on disposition over the fair market value of the shares at the time of exercise will be treated as capital gain.

          The recipient of a non-statutory option realizes compensation taxable as ordinary income at the time the option is exercised or transferred. The amount of such compensation is equal to the amount by which the fair market value of the stock acquired upon exercise of the option exceeds the amount required to be paid for such stock. At the time the compensation income is realized by the recipient of the option, the Company is entitled to an income tax deduction in the amount of the compensation income, provided applicable rules pertaining to tax withholding are satisfied and the compensation represents an ordinary and necessary business expense of the Company. The stock acquired upon exercise of the option has an adjusted basis in the hands of the recipient equal to its fair market value taken into account in determining the recipient’s compensation and a holding period commencing on the date the stock is acquired by the recipient. At the time the stock is subsequently sold or otherwise disposed of by the recipient, the recipient will recognize a taxable capital gain or loss measured by the difference between the adjusted basis of the stock at the time it is disposed of and the amount realized in connection with the transaction. The long term or short term nature of such gain or loss will depend upon the applicable holding period for such stock.

          A recipient of restricted stock under the Plans will not recognize taxable income upon the grant of a restricted stock award unless such recipient makes an election under Section 83(b) of the Code (a “Section 83(b) Election”) to be taxed as if the underlying shares were vested shares. If the recipient makes a valid Section 83(b) Election within 30 days of the date of the grant, then such recipient will recognize ordinary compensation income, for the year in which the stock award is granted, in an amount equal to the fair market value of the common stock at the time the award is granted. If a valid Section 83(b) Election is not made, then the recipient will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the fair market value of the common stock at the time of such lapse. The participant will have a tax basis in the common stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

          Upon the disposition of the common stock acquired pursuant to a restricted stock award, the recipient will recognize a capital gain or loss equal to the difference between the sale price of the common stock and the recipient’s tax basis in the common stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year.

Amendment or Termination

          No options or restricted stock awards may granted under the Plan more than ten (10) years after adoption by the shareholders, but options or restricted stock awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the Plan.

Equity Compensation Plans

          The proposal to adopt the Plan will not affect the Company’s existing equity compensation plans. Set forth below is certain information with respect to the awards issued pursuant to the existing plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	346,018	$7.64	1,056
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	346,018	$7.64	1,056

New Plan Benefits

          No awards will be granted under the Plan before it is approved by our shareholders. Awards under the Plan will be made to eligible Participants at the discretion of the Board of Directors. As a result, it is not possible to determine the number or type of awards that may be granted at this time.

Required Vote

          APPROVAL OF THE 2012 EQUITY INCENTIVE PLAN WILL BE BY A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING WHETHER IN PERSON OR BY PROXY.

Recommendation

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2012 EQUITY INCENTIVE PLAN SET FORTH ABOVE.

INFORMATION ABOUT THE BOARD OF DIRECTORS

          Edward B. Deutsch – Serving as Chairman of the Board since the Bank’s inception, Mr. Deutsch brings an impressive resume of experience to the Board. He is Managing Partner of McElroy, Deutsch, Mulvaney & Carpenter, LLP, a full-service law firm of over 300 attorneys and has been designated by the Supreme Court of New Jersey as a Certified Civil Trial Attorney. Since 2005, Mr. Deutsch has been listed as one of the Best Lawyers in America and has also been a longstanding member of the American College of Trial Lawyers. From 2007-2009, Mr. Deutsch was the Third Circuit Representative on the Standing Committee on Federal Judiciary of the American Bar Association. In addition, he was selected by Governor Chris Christie to Chair the Department of Banking and Insurance transition sub-committee, tasked with issue development, recommendations, and state appointments in both banking and insurance industries. Governor Christie also nominated Mr. Deutsch to be one of two public members of the newly-created Red Tape Commission chaired by Lieutenant Governor Kim Guadagno. In October 2011, he was ranked number 10 on the NJBIZ Power 50 Banking List of the 50 Most Powerful People in Banking. Mr. Deutsch’s extensive experience in all areas of litigation, commercial and corporate matters, banking and insurance law gives him a unique perspective regarding all board matters.

          William F. Keefe – Mr. Keefe is a Senior Portfolio Manager with the Investment Management firm of TSP Capital Management Group. A former bank CFO with a specialty in Asset Liability Management, Portfolio Management and M&A, Mr. Keefe has value added input in all of the financial areas of the Board.

          Jefferson W. Kirby – Mr. Kirby’s extensive business background in acquisitions and investment analysis, strategic planning and investment management brings unique insight to the Somerset Hills Bancorp board. His undergraduate degree from Lafayette College, his MBA from Duke University and his former directorships on several bank boards are outstanding merit qualifications to this type of service. Mr. Kirby is also Chairman of the Board of Alleghany Corporation.

          Desmond Lloyd – With many years of business experience in the communities served by Somerset Hills Bank, Mr. Lloyd is a well known and respected local businessman. His diverse involvement in local community affairs brings an important and unique outlook when considering issues affecting the local community, customers and shareholders.

          Thomas J. Marino – As the Managing Partner and CEO of J.H. Cohn LLP, the largest independent accounting and consulting firm headquartered in New Jersey and among the 15 largest accounting and consulting firms in the United States, Mr. Marino brings his more than 40 years of experience as a CPA to the Somerset Hills Bancorp Board. The Chairman of the Audit Committee, Mr. Marino has expertise in the areas of real estate, construction, private companies and publicly traded companies. His membership in professional associations and his advisory roles in local community service organizations and foundations further enable him to make valuable contributions to the Company’s Board. Mr. Marino has also been determined by the Company’s Board to qualify as an “audit committee financial expert”, as that term is defined under SEC regulations.

          Stewart E. McClure, Jr. – The President and Chief Executive Officer of the Company and Bank, his insight and expertise is critical to the Board’s oversight of the Company’s operations. His 40+ years in banking, with broad experience in many areas, particularly lending, has helped manage the assets and investments of the Company for the benefit of its shareholders.

          Gerald B. O’Connor – As a Senior Partner of O’Connor, Parsons & Lane, LLC, Mr. O’Connor specializes in all areas of personal injury litigation. He is a founding Director of Somerset Hills Bank; he served on the Audit Committee from 1999-2003 and the Compensation, Nominating and Human Resources Committee since 2003 and is currently Chairman of the Compensation, Nominating and Human Resources Committee. He is a seasoned attorney who adds considerable insight to all areas of importance to the Board and Management Group.

          M. Gerald Sedam, II – As a Portfolio Manager and retired Partner at Beck, Mack & Oliver, an investment management firm, Mr. Sedam provides a unique perspective on a range of issues to the Board. He earned his MBA at the Wharton Graduate School of Business; he is a past member of the Board of Directors of the New York Society of Securities Analysts and Trustee Emeritus of Colgate University, where he earned his undergraduate degree.

Diversity Statement

          Although Somerset Hills Bancorp does not have a formal policy on diversity, the Compensation, Nominating and Human Resources Committee (the “Committee”) of the Board considers diversity when selecting candidates for board service. When the Board determines there is a need to fill a director position, the Committee begins to identify qualified individuals for consideration. The Committee seeks individuals that possess skill sets that a prospective director will be required to draw upon in order to contribute to the Board, including professional experience, education, and local knowledge. While education and skills are important factors, the Committee also considers how candidates will contribute to the overall balance of the Board, so that the Company will benefit from directors with different perspectives, varying view points and wide-ranging backgrounds and experiences. We view and define diversity in its broadest sense, which includes gender, ethnicity, education, experience and leadership qualities.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND MANAGEMENT

Security Ownership of Management

          The following table sets forth information as of March 1, 2012 regarding the number of shares of Common Stock beneficially owned by all Directors, executive officers described in the compensation table, and by all Directors and executive officers as a group.

Name	Common Stock Beneficially Owned (A)		Percentage of Class

William S. Burns	11,125	[1]	.21%
Edward B. Deutsch	131,199	[2]	2.46%
William F. Keefe	4,808	[3]	.09%
Jefferson W. Kirby	109,700	[4]	2.06%
Desmond V. Lloyd	3,458	[5]	.06%
Thomas J. Marino	10,062	[6]	.19%
Stewart E. McClure, Jr	199,625	[7]	3.74%
James M. Nigro	27,456	[8]	.51%
Gerald B. O’Connor	20,449	[9]	.38%
M. Gerald Sedam, II	133,117	[10]	2.49%

All Directors and Executive Officers as a Group	650,999		12.20%

(A)

Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the nominee living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the Director or executive officer can vest title in himself at once or within sixty days. Beneficially owned shares also include shares over which the named person has sole or shared voting or investment power, shares owned by corporations controlled by the named person, and shares owned by a partnership in which the named person is a general partner.

[1]	Includes 9,125 shares purchasable pursuant to exercisable stock options.
[2]	Includes 20,619 shares purchasable pursuant to immediately exercisable stock options, 14,098 shares held by Mr. Deutsch’s spouse and 36,220 shares held in a Grantor Retained Annuity Trust (GRAT).
[3]	Includes 2,600 shares purchasable pursuant to exercisable stock options.
[4]	Includes 105,000 shares held by a limited partnership of which Mr. Kirby is a General Partner and Manager and 3,650 shares purchasable pursuant to exercisable stock options.
[5]	Includes 500 shares purchasable pursuant to exercisable stock options.
[6]	Includes 4,520 shares purchasable pursuant to exercisable stock options and 2,000 shares held by Mr. Marino’s spouse.
[7]	Includes 154,897 shares purchasable pursuant to exercisable stock options, 1,126 shares held by Mr. McClure’s spouse, and 12,395 shares held in a self-directed retirement plan.
[8]	Includes 12,247 shares purchasable pursuant to exercisable stock options.
[9]	Includes 500 shares purchasable pursuant to exercisable stock options.
[10]	Includes 500 shares purchasable pursuant to exercisable stock options.

          None of the shares disclosed in the table above are pledged as security for extensions of credit.

          Other than as provided above, the following table sets forth information concerning the beneficial ownership of shares of Common Stock as of March 2, 2012 of all holders of common stock known to the Company who beneficially own 5% or greater of our common stock. The following information is based solely upon public filings made with the Securities and Exchange Commission.

Name of Beneficial Owner of More Than 5% of the Common Stock	Number of Shares Beneficially Owned [1]	Percentage of Class

PRB Advisors, LLC [2] 600 Third Ave, 17th Floor, New York, NY 10016	451,941	8.40%
Sandler O’Neill Asset Management, LLC [3] 780 Third Ave, 5th Floor, New York, NY 10017	487,100	9.09%

Board of Directors and Committees

          Meetings of the Board of Directors are held ten times annually and as needed. The Board of Directors held ten meetings during the year ended December 31, 2011. The Company’s policy is that all Directors make every effort to attend each meeting. For the year ended December 31, 2011, each of the Company’s Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and Board committees on which the respective Directors served.

          A majority of the board consists of individuals who are “independent” under the listing standards of the Nasdaq Stock Market. In making this determination with regard to Board member Desmond Lloyd, the Board considered the fact that the Company and the Bank have used Mr. Lloyd’s restaurant to host events and for catering at offsite events. The Board determined that this did not interfere with Mr. Lloyd’s exercise of independent judgment in carrying out the responsibilities of a director. Stewart E. McClure, Jr. and Edward B. Deutsch are officers and employees of the Bank and the Company and are therefore not independent. Shareholders wishing to communicate directly with the independent members of the Board of Directors may send correspondence to Mr. Thomas Marino, Managing Partner and CEO, J.H. Cohn, LLP, 4 Becker Farm Road, Roseland, NJ 07068

Code of Business Conduct and Ethics

          The Board of Directors has adopted a Code of Business Conduct and Ethics governing the Company’s CEO and senior financial officers, as required by the Sarbanes-Oxley Act and SEC regulations, as well as the Board of Directors and other senior members of management. Our Code of Business Conduct governs such matters as conflicts of interest, use of corporate opportunity, confidentiality, compliance with law and the like. Our Code of Ethics is available on our website at www.somersethillsbank.com.

Committees

          The Board of Directors has an Executive Committee; Compensation, Nominating and Human Resources Committee; and an Audit Committee.

[1]

Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the dividend reinvestment plan.

[2]	Based solely upon a Form 13-G/A filed by PRB Advisors, LLC with the SEC December 31, 2011.
[3]	Based solely upon a Form 13-D/A filed by Sandler O’Neill Asset Management, LLC with the SEC November 3, 2011.

Executive Committee

          The Executive Committee possesses all the power of the Board except the powers (i) to amend the bylaws; (ii) to elect or appoint any officers or Directors; (iii) to submit to shareholders any action that requires shareholders’ approval; or (iv) to amend or repeal any resolution adopted by the Board of Directors that by its terms is amendable or repealable only by the Board. Messrs. Deutsch (Chairman), McClure (Vice Chairman), Marino and Sedam serve as members of the Executive Committee.

Audit Committee

          The Company maintains an Audit Committee. The Audit Committee is responsible for the selection of the independent accounting firm for the annual audit and to establish, and oversee the adherence to, a system of internal controls. The Audit Committee reviews and accepts the reports of the Company’s independent auditors and regulatory examiners. The Audit Committee arranges for the Bank’s directors’ examinations through its independent certified public accountants, evaluates and implements the recommendations of the directors’ examinations and interim audits performed by the Bank’s internal auditors, receives all reports of examination of the Company and the Bank by bank regulatory agencies, analyzes such regulatory reports, and reports to the Board the results of its analysis of the regulatory reports. The Audit Committee met four times during 2011. The Board of Directors has adopted a written charter for the Audit Committee which is available on our website at www.somersethillsbank.com. The Audit Committee currently consists of Messrs. Marino (Chairman), Kirby, Keefe, and Sedam, all of whom are “independent” under the Nasdaq listing standards and meet the independence standards of the Sarbanes-Oxley Act. In addition, Mr. Marino has been determined by the Board to be the Audit Committee financial expert; as such term is defined by SEC Rules.

Audit Committee Report

          The Audit Committee meets periodically to consider the adequacy of the Company’s financial controls and the objectivity of its financial reporting. The Audit Committee meets with the Company’s independent auditors and the Company’s internal auditors, all of whom have unrestricted access to the Audit Committee.

          In connection with this year’s financial statements, the Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s officers and Crowe Horwath LLP, our independent auditors. We have discussed with Crowe Horwath LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, (“Communication with Audit Committees”). We also have received the written disclosures and letters from Crowe Horwath LLP required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), and have discussed with representatives of Crowe Horwath LLP their independence.

          Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year 2011 for filing with the U.S. Securities and Exchange Commission.

Thomas J. Marino, Chairman
William F. Keefe
Jefferson W. Kirby
M. Gerald Sedam, II

Compensation, Nominating and Human Resources Committee

          The Compensation, Nominating and Human Resources Committee is comprised of Messrs. O’Connor (Chairman), Keefe and Lloyd. Each member of the Compensation, Nominating and Human Resources Committee is independent; as such term is defined in the Nasdaq listing standards. The purpose of the Committee is to assess Board composition, size, additional skills and talents needed, and then identify and evaluate candidates and make recommendations to the Board regarding those assessments and/or candidates. The Committee recommends to the Board the nominees for election as directors, and considers performance of incumbent directors to determine whether to nominate them for re-election. In addition, the Compensation, Nominating and Human Resources Committee reviews senior management’s performance and compensation, and reviews and sets guidelines for compensation of the Company’s executive officers. The Compensation, Nominating and Human Resources Committee does not delegate its authority regarding compensation. Mr. McClure, as Chief Executive Officer, provides input to the committee regarding the amount or form of executive compensation for all named executive officers. From time to time the Committee may also engage independent third party consultants to assist in their evaluations of compensation. The Compensation, Nominating and Human Resources Committee will consider qualified nominations for directors recommended by shareholders. All shareholder recommendations are evaluated on the same basis as any recommendation from members of the Board or management of the Company. Recommendations should be sent to Mr. Gerald B. O’Connor, Esq., O’Connor, Parsons & Lane, LLC, 435 E. Broad Street, Westfield, NJ 07090. Any nomination for director to be nominated at the 2012 annual meeting must have been received by December 1, 2011. Nominees should have a minimum of an undergraduate degree, have experience in a senior executive position in a corporate or equivalent organization, have experience in at least one facet of the Company’s business or its major functions, be active in the communities in which the Company conducts business and be able to positively represent the Company to its customers and potential customers. The Compensation, Nominating and Human Resources Committee has a written charter, and that charter is available on our website at www.somersethillsbank.com.

Board Leadership

          Historically, the Company has separated the positions of CEO and Chairman of the Board. Mr. Deutsch has served as our Chairman of the Board since the Bank’s formation. The Board believes that this structure is currently the most appropriate for the Company because it provides the Board with additional diversity of views on managing the Company and provides the Board with greater independence.

Risk Oversight

          Risk is an inherent part of the business of banking. Risks faced by the Bank include credit risk relating to its loans and interest rate risk related to its entire balance sheet. The Board of Directors oversees these risks through the adoption of policies and by delegating oversight to certain committees, including the Loan and ALCO Committees. These committees exercise oversight by establishing a corporate environment that promotes timely and effective disclosure, fiscal accountability and compliance with all applicable laws and regulations.

EXECUTIVE COMPENSATION

          The following table sets forth for the prior three years the compensation paid to the CEO, and up to two other most highly compensated executive officers of the Company earning in excess of $100,000 (the “named executive officers”) as of the fiscal year ended December 31, 2011.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)[1]	All Other Compensation ($)	Total ($)

Stewart E. McClure, Jr.,	2011	262,500	50,000	29,280	9,251	351,031
President, Chief Executive	2010	257,500	25,000	16,500	6,798	305,798
Officer and Chief	2009	256,600	0	0	6,095	262,702
Operating Officer

William S. Burns, EVP and	2011	183,500	30,000	14,640	373	228,513
Chief Financial Officer [2]	2010	176,750	15,000	8,250	349	200,349
	2009	122,681	10,000	4,700	17,036	154,417

James Nigro	2011	154,000	30,000	14,640	313	198,953
EVP and Chief Lending	2010	147,500	15,000	8,250	305	171,055
Officer	2009	140,481	10,000	0	288	150,769

1	Represents the grant date fair value computed in accordance with FASB ASC Topic 718
2	Mr. Burns joined Somerset Hills Bancorp as Chief Financial Officer in April 2009 after serving as a consultant in March 2009. His base salary during 2009 was $175,000.

          Stewart E. McClure, Jr. serves as the President, Chief Executive Officer, Chief Operating Officer and Vice-Chairman of the Company and the Bank pursuant to the terms of an employment agreement originally signed in March 2001 and subsequently amended. The agreement has one-year terms which automatically renew unless either party gives six months’ notice of its intent not to renew. Pursuant to the employment agreement, Mr. McClure is entitled to be paid an annual base salary as determined by the Board, although it can not be less than his prior year’s salary adjusted by the Consumer Price Index.

          The Bank is also party to a Supplemental Executive Retirement Plan with Mr. McClure. Under the plan, Mr. McClure will receive an annual retirement benefit of $48,000 per year for 15 years, commencing upon the date he turns 65. In the event of Mr. McClure’s death prior to his retirement, or in the event of his death after his retirement date, Mr. McClure’s beneficiary will receive the payments due under the plan. Mr. McClure’s benefits under the plan are currently vested. In 2011 the Bank accrued $57,998 in connection with Mr. McClure’s plan.

Potential Payments upon Termination or Change-in-Control

          Mr. McClure’s employment agreement contains several provisions which provide for payments upon the termination of his employment or a change in control of the Company. The employment agreement provides that if Mr. McClure terminates his employment upon certain circumstances that are defined as good reason, or if his employment is terminated without “just cause” as defined in his contract, he will be entitled to receive a lump sum payment equal to twice his then current base salary and twice the bonus he received in the preceding contract year. He is also entitled to receive continued medical and insurance coverage for a period equal to the lesser of (i) two years or (ii) until he receives medical and insurance coverage from a new employer. He is also entitled to continue to receive from the Company or its successor use of an automobile and payment of his club membership. “Good reason” is defined under Mr. McClure’s agreement as including:

•	Any breach of the agreement by the Company which has not been cured within ten days;
•

After a change in control, the assignment of Mr. McClure to duties inconsistent with his position before the change in control or failure to elect Mr. McClure to any position he held prior to the change in control;

•	After a change in control, any reduction in Mr. McClure’s compensation or the relocation of his place of employment by more than 25 miles from its location prior to the change in control; or
•	After a change in control, the company’s decision not to renew Mr. McClure’s employment agreement.

          If the Company provides notice to Mr. McClure that it will not extend his contract, it will be deemed a termination without just cause under the agreement.

          If Mr. McClure were terminated at December 31, 2011, without just cause, or if he were entitled to resign for good reason, he would be entitled to the following benefits:

Salary and bonus	$630,000
Medical and insurance coverage (1)	29,141
Automobile usage (1)	36,371
Club membership (1)	20,014

(1) Assumes two years of coverage

          If Mr. McClure is terminated with “just cause”, he will not be entitled to any further compensation.

          If Mr. McClure’s employment is terminated other than for cause after a change in control, he will be entitled to receive a severance payment of three times his then current base salary and bonus, unless he is offered employment, and continues such employment after the change in control for at least two years, in which case he will be entitled to two and one-half times his then current base salary and bonus. If his employment is terminated prior to the end of the two-year period, he will be entitled to the difference between the amount he was paid and the amount he would have received had his employment been terminated upon the change in control. Mr. McClure’s employment agreement also provides that in no event may any severance payment payable under the agreement for any reason, whether in the event of a change in control, termination without just cause or resignation for good reason, equal more than 3 times his “base amount”, calculated in accordance with Section 280G of the Internal Revenue Code and regulations thereunder. If any such payment would exceed the permissible amount, it will be reduced to $1.00 less than the amount which equals three times Mr. McClure’s “base amount”. Mr. McClure will also be entitled to the insurance, automobile and club payments described above. In the event a change in control occurred on December 31, 2011 and Mr. McClure was not retained or did not accept continued employment, he would be entitled to the following benefits:

Salary and Bonus	$945,000
Medical and insurance coverage(1)	29,141
Automobile usage (1)	36,371
Club membership (1)	20,014

(1) Assumes two years of coverage

          Mr. McClure’s employment agreement defines a change in control as including:

•	Any event requiring the filing of a Current Report on Form 8-K to announce a change in control;
•	Any person acquiring 25% or more of the company’s voting power;
•	If, over any two-year period, persons who serve on the Board at the beginning of the period fail to make up a majority of the Board at the end of the period;
•	If the company fails to satisfy the listing criteria for any exchange or which its shares are traded due to the number of shareholders or the number of round lot holders; or
•	If the Board of the company approves any transaction after which the shareholders of the company fail to control 51% of the voting power of the resulting entity.

          Mr. McClure’s employment agreement contains several restrictive covenants. For a period of one year after the termination of Mr. McClure’s employment, he is not permitted to solicit any customer of the Company or the Bank to become a customer of any other party or entity. In addition, he is not permitted to solicit any employee of the Company or the Bank to become employed by any other party.

          The Company also amended change in control agreements with Messrs. Burns and Nigro in 2011. Under these agreements, upon a change in control, provided certain provisions in the agreement are met, Mr. Burns and Mr. Nigro are each entitled to receive a payment equal to one and one-half times the sum of (i) the highest annual salary paid during the twenty four months prior to the consummation of the change in control and (ii) the highest annual bonus paid to or accrued over the twenty four months prior the consummation of the change in control. In the event of a change in control as of December 31, 2011, Mr. Burns would have been entitled to a payment of $327,750 and Mr. Nigro would have been entitled to a payment of $283,500.

OUTSTANDING EQUITY AWARDS AT 2011 FISCAL YEAR-END

	Option Awards[1]

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Option Exercise Price ($)	Option Expiration Date

Stewart E. McClure, Jr.	25,000		6.05	03/19/2014
	98,169		6.05	03/19/2014
	7,036		6.26	05/20/2013
	6,701		9.65	04/01/2014
	6,382		9.28	04/01/2015
	3,859		11.56	05/23/2017
	2,625	7,875	7.52	02/01/2020
		10,000	9.83	02/02/2021
		8,000	7.85	10/25/2021

William S. Burns	2,800	1,400	5.81	04/03/2019
	700	350	5.81	04/03/2019
	1,313	3,937	7.52	02/01/2020
		5,000	9.83	02/02/2021
		4,000	7.85	10/25/2021

James Nigro	1,478		5.97	04/09/2012
	1,760		5.35	02/25/2013
	2,681		9.65	04/01/2014
	2,553		9.28	04/01/2015
	551		11.56	05/23/2017
	827		11.36	07/19/2017
	1,313	3,937	7.52	02/01/2020
		5,000	9.83	02/02/2021
		4,000	7.85	10/25/2021

[1]

Option awards vest in either three or four equal amounts on the anniversaries of the date of grant, based on the vesting terms established at the time of issuance. Vesting will accelerate in the event of a change-in-control, as defined in the applicable plans.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

Edward B. Deutsch [1]	—	6,038	54,300	60,338
William F. Keefe [2]	20,000	6,038	—	26,038
Jefferson W. Kirby [3]	20,000	6,038	—	26,038
Desmond Lloyd [4]	20,000	6,038	—	26,038
Thomas J. Marino [5]	25,000	6,038	—	31,038
Gerald O’Connor [6]	25,000	6,038	—	31,038
M. Gerald Sedam, II [7]	20,000	6,038	—	26,038

          The Company paid each non-employee director a quarterly director fee of $5,000, with an additional quarterly committee chairman fee of $1,250 for each committee chair in 2011. In January 2012, the Board approved an increase in director fees effective in the 1st quarter 2012 to $27,500 annually per member with an additional $5,000 annually for each committee chairman. Additionally, each director who is required to attend the Loan Committee or Asset Liability committee meetings will receive a quarterly payment of $625. In July 2011, the Chairman of the Board received a salary increase of $10,000.

Interest of Management and Others in Certain Transactions; Review, Approval or Ratification of Transactions with Related Persons

          The Company, including its subsidiary and affiliates, has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal stockholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. Those transactions do not involve more than the normal risk of collectability or present other unfavorable features.

          Other than the ordinary course lending transactions or the extension of credit to insiders set forth above made pursuant to Regulation O, which must be approved by the Bank’s Board under bank regulatory requirements, all related party transactions are reviewed and approved by our Audit Committee. This authority is provided to our Audit Committee under its written charter. In reviewing these transactions, our Audit Committee seeks to ensure that the transaction is no less favorable to the Company than a transaction with an unaffiliated third party. During 2011, there were no transactions with related parties which would not have been required to be approved by our Audit Committee, and there were no related party transactions not approved by our Audit Committee.

[1]

Mr. Deutsch serves as an executive officer of the Company, and is compensated as an employee of the Company. He does not receive any additional compensation for serving on the Board of Directors. At December 31, 2011, Mr. Deutsch held options to purchase 23,869 shares of common stock.

[2]	At December 31, 2011, Mr. Keefe held options to purchase 5,850 shares of common stock.
[3]	At December 31, 2011, Mr. Kirby held options to purchase 6,900 shares of common stock.
[4]	At December 31, 2011, Mr. Lloyd held options to purchase 3,750 shares of common stock
[5]	At December 31, 2011, Mr. Marino held options to purchase 7,770 shares of common stock.
[6]	At December 31, 2011, Mr. O’Connor held options to purchase 3,750 shares of common stock
[7]	At December 31, 2011, Mr. Sedam held options to purchase 3,750 shares of common stock

INDEPENDENT AUDITORS

          The Company’s independent auditors for the fiscal year ended December 31, 2011 were Crowe Horwath LLP. Crowe Horwath LLP has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

Principal Accounting Firm Fees

          Aggregate fees billed to the Company by the Company’s principal accounting firm are shown in the following table.

	2011	2010

Audit and Related Fees	$144,500	$138,000
All Other Fees	-0-	2,950

Total Fees	$144,500	$140,950

PROPOSAL 3
RATIFICATION OF INDEPENDENT AUDITORS

          The Audit Committee has appointed the firm of Crowe Horwath LLP to act as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2012. This appointment will continue at the pleasure of the Audit Committee and is presented to the stockholders for ratification as a matter of good governance. In the event that this appointment is not ratified by our stockholders, the Audit Committee will consider that fact when it selects independent auditors for the following fiscal year.

          Crowe Horwath LLP has served as our independent registered public accounting firm since 2006, and one or more representatives of Crowe Horwath LLP will be present at the Annual Meeting. These representatives will be provided an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions from stockholders.

Required Vote

          THE PROPOSAL TO RATIFY THE SELECTION OF CROWE HORWATH LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2012 FISCAL YEAR REQUIRES AN AFFIRMATIVE VOTE OF THE MAJORITY OF THE SHARES REPRESENTED IN PERSON OR BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE ON THE PROPOSAL.

Recommendation

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF CROWE HORWATH LLP AS THE COMPANY’S INDEPENDENT AUDITORS

SHAREHOLDER PROPOSALS

          Proposals of shareholders to be included in the Company’s 2013 proxy material must be received by the secretary of the Company no later than December 1, 2012.

SECTION 16(A) BENEFICIAL OWNERSHIP
REPORTS COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

          The Company believes that all persons associated with the Company and subject to Section 16(a) have made all required filings for the fiscal year ended December 31, 2011, with the exception of Mr. Thomas Marino. Mr. Marino filed a late Form 4 in connection with the purchase of shares by his spouse.

OTHER MATTERS

          The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

          Shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it in the enclosed envelope.

By Order of the Board of Directors

Stewart E. McClure, Jr.
President, Chief Executive Officer
and Chief Operating Officer

EXHIBIT A

SOMERSET HILLS BANCORP

2012 EQUITY INCENTIVE PLAN

1. Purpose

          The purpose of this 2012 Equity Incentive Plan (the “Plan”) of Somerset Hills Bancorp, a New Jersey corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2. Eligibility

          All of the Company’s employees, officers, directors, consultants and advisors are eligible to be granted options or restricted stock awards (each, an “Award”) under the Plan. Each person who has been granted an Award under the Plan shall be deemed a “Participant”.

3. Administration

          The Plan will be administered by the Board. The Board shall have authority to grant Awards, set the terms of such Awards (subject to the terms and conditions of this Plan) and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

4. Stock Available for Awards

          Subject to adjustment under Section 7, Awards may be made under the Plan for up to 150,000 shares of common stock, without par value, of the Company (the “Common Stock”). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5. Stock Options

          (a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and, subject to the terms hereof, determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including any vesting period and any conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

          (b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option.

          (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement; provided, however that the exercise price for an Incentive Stock Option shall be 100% of the “fair market value” of the Common Stock on the date of grant. The exercise price of any Incentive Stock Option granted to a person owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (“Ten Percent Shareholder”) shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of the grant. The exercise price for any Non-Statutory Stock Option shall be 100% of the “fair market value” of the Common Stock on the date of grant. For purposes hereof, Fair Market Value shall mean the fair market value of the Common Stock as determined by Board from time to time in good faith. As long as the stock is traded on the Nasdaq or another national exchange, the Fair Market Value shall be the closing price on the day of determination as reported by such market.

-A1-

          (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions (including any vesting requirements) as the Board may specify in the applicable option agreement provided, however, that no Option will be granted for a term in excess of 10 years and provided further that no Incentive Stock Option granted to a Ten Percent Shareholder may have a term greater than five (5) years.

          (e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

          (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

                    (1) in cash or by check, payable to the order of the Company;

                    (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

                    (3) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by delivery of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock, if acquired directly from the Company was owned by the Participant at least six months prior to such delivery;

                    (4) to the extent permitted by applicable law and by the Board, in its sole discretion by such other lawful consideration as the Board may determine; or

                    (5) by any combination of the above permitted forms of payment.

          (g) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

          (h) Limitations on Incentive Stock Options. The aggregate Fair Market Value (determined as of the time an Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company) shall not exceed one hundred thousand dollars ($100,000). If the Fair Market Value of stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of stock to become exercisable in such year shall be Incentive Stock Options and the Options for the amount in excess of $100,000 that become exercisable in that year shall be Non-Statutory Options. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

          (i) Transferability of Options. Options granted under this Plan, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to any execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant or any permitted transferee.

6. Restricted Stock

          (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to require forfeiture of such shares from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”). During the Restricted Period, shares constituting a Restricted Stock Award may not be transferred, although a Participant shall be entitled to exercise other indicia of ownership, including the right to vote such shares and receive any dividends declared on such shares.

          (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for forfeiture.

          (c) Stock Certificates. The Company may cause shares issued as part of a Restricted Stock Award to be issued in either book entry form or certificated form. Shares issued in book entry form will be maintained in an account at the Company’s transfer agent, and only released to a Participant upon satisfaction of any required restrictions. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed

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in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

7. Adjustments for Changes in Common Stock and Certain Other Events

          (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, and (ii) the number and class of securities and exercise price per share subject to each outstanding Option shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 7(a) applies and Section 7(c) also applies to any event, Section 7(c) shall be applicable to such event, and this Section 7(a) shall not be applicable.

          (b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least ten (10) business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award granted under the Plan at the time of the grant.

          (c) Change in Control Event

(1)	Definitions

A “Change in Control Event” shall mean:

A.

a reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company, or a similar transaction in which shareholders owning a majority of the voting securities of the Company prior to such transaction fail to own a majority of the voting securities of the Company after such transaction;

	B.	individuals who constitute the Incumbent Board (as herein defined) of the Company cease for any reason to constitute a majority thereof;

C.

Without limitation, a Change in Control shall be deemed to have occurred at such time as (i) any “person” (as the term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company or the trustees or any administration of any employee stock ownership plan and trust, or any other employee benefit plans, established by Employer from time-to-time is or becomes a “beneficial owner” (as defined in Rule 13-d under the Exchange Act) directly or indirectly, of securities of the Company representing 35% or more of the Company’s outstanding securities ordinarily having the right to vote at the election of directors; or

D.

A proxy statement soliciting proxies from stockholders of the Company is disseminated by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged or converted into cash or property or securities not issued by the Company, and such transaction is approved by a majority of the Company’s voting securities;

E.

A tender offer is made for 35% or more of the voting securities of the Company and the shareholder owning beneficially or of record 35% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender and such tendered shares have been accepted by the tender offeror.

          For these purposes, “Incumbent Board” means the Board of Directors on the date hereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a voting of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by members or stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be considered as though he were a member of the Incumbent Board.

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                    (2) Effect on Options

                    In the event of a Change in Control in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, the Board shall provide for any one or more of the following actions, as to outstanding Options: (i) provide that such Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) in the event of a merger under the terms of which holders of the Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the merger (the “Merger Price”), make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Stock Options in exchange for the termination of such Stock Options, and (iii) provide that all or any outstanding Stock Options shall become exercisable in full immediately prior to such event.

                    (3) Effect on Restricted Stock Awards

                    Upon the occurrence of a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, the vesting schedule of all Restricted Stock Awards shall be accelerated so all shares still subject to conditions or restrictions shall immediately become free from such conditions or restrictions.

          (d) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

          (e) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

          (f) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award. Such determination shall be reflected in the grant agreement evidencing each such Award.

          (g) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

          (h) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

          (i) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

          (j) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

8. Miscellaneous

          (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

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          (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Option until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

          (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is approved by the Company’s stockholders, although Awards may be made by the Board subject to such approval. No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

          (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

          (e) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of New Jersey, without regard to any applicable conflicts of law.

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☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY SOMERSET HILLS BANCORP			For	With- hold	For All Except
ANNUAL MEETING OF SHAREHOLDERS APRIL 19, 2012		1.	Election of the following two (2) nominees to each serve on the Board of Directors for the terms set forth in the accompanying proxy statement:	☐	☐	☐

     The undersigned hereby appoints Edward B. Deutsch and Stewart E. McClure, Jr., and each of them, with full power of substitution, to vote all of the shares of Somerset Hills Bancorp (the “Company”) standing in the undersigned’s name at the Annual Meeting of Shareholders of the Company, to be held at The Grain House Restaurant, 225 Route 202, Basking Ridge, New Jersey on April 19, 2012 at 9:30 a.m., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

     The Board of Directors recommends approval of the following proposals.

Stewart E. McClure, Jr. and William Keefe

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

				For	Against	Abstain
		2.	The approval of the 2012 Equity Incentive Plan.	☐	☐	☐

				For	Against	Abstain
		3.	Ratification of the appointment of Crowe Horwath, LLP, as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012.	☐	☐	☐

		4.	In their discretion, such other business as may properly come before the meeting.

This proxy will be voted as specified above. If no choice is specified, the proxy will be voted “FOR” (1) Management’s nominees to the Board of Directors, “FOR” (2) the approval of the 2012 Equity Incentive Plan and “FOR” (3) Ratification of the appointment of Crowe Horwath, LLP as independent registered public accountants.

Please be sure to date and sign this proxy card in the box below.	Date
___ Sign above ___________ Co-holder (if any) sign above _________			PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.			☐

(Please sign exactly as your name appears. When signing as an executor, administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.)

Detach above card, sign, date and mail in postage paid envelope provided.

SOMERSET HILLS BANCORP

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

PROXY MATERIALS ARE AVAILABLE ON-LINE AT:
http://www.cfpproxy.com/5074
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